UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2013

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-13498 (Commission File No.)	93-1148702 (IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051 (Address of Principal Executive Offices) (Zip Code)

(262) 257-8888
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Attached as Exhibit 99.1 hereto is a copy of the press release dated July 8, 2013 issued by Assisted Living Concepts, Inc.  Such press release is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following document is furnished herewith as an exhibit to this report:

Exhibit No.	Description
99.1	Press Release dated July 8, 2013 issued by Assisted Living Concepts, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By:	/s/ John Buono
Name: John Buono
Title: Senior Vice President, Chief Financial Officer & Treasurer

Date:  July 8, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 8, 2013 issued by Assisted Living Concepts, Inc.